UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X]    Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[X]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to §240.14a-12

CITIZENS COMMUNITY BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies: Not applicable
	2)	Aggregate number of securities to which transaction applies: Not applicable
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Not applicable
	4)	Proposed maximum aggregate value of transaction: Not applicable
	5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

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Citizens Community Bancorp

January 12, 2005

Dear Fellow Shareholder:

         We recently mailed you proxy materials in connection with our upcoming Annual Meeting of Shareholders to be held on February 4, 2005. According to our records, we have not yet received your proxy.

         It is very important that your shares be voted, regardless of the number of shares you own.

         Please take a moment to VOTE your shares by returning your proxy in the envelope provided. If your shares are held with a broker or bank, you can also vote by telephone or the internet by following the enclosed instructions. Our board of directors unanimously recommends that you vote "FOR" each proposal.

         Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.

Sincerely, /s/ James G. Cooley James G. Cooley President and Chief Executive Officer

         VOTE BY TELEPHONE OR THE INTERNET
         IT'S QUICK, EASY AND IMMEDIATE!

Telephone or Internet voting authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the Vote Instruction Form.

	VOTE BY PHONE		VOTE BY INTERNET
Follow the Instructions Provided
OPTION 1				OPTION 2
Vote as the Board of Directors recommends on ALL Proposals.			Choose to vote on each item separately. Follow the easy instructions.

When voting by telephone or the Internet, DO NOT mail the Vote Instruction Form.

CALL IN		LOG ON
FROM A TOUCH-TONE TELEPHONE...		TO THE WORLD WIDE WEB...
TOLL-FREE NUMBER	FOUND ON THE VOTE INSTRUCTION FORM	WWW.PROXYVOTE.COM
Your vote is important. Thank you for voting.

INTRODUCING...
An Electronic Solution for Reducing Paper Flow to your Home.

We need your consent to begin the electronic process and help the environment too!

You can enjoy the convenience of viewing annual reports, proxy statements and other shareholder communications on line. With your consent, we can begin the notification process.

The first step to this easy process is to provide us with your e-mail address after voting at www.proxyvote.com. You will be notified by e-mail when these material are available on the Internet.
Act Now! It's fast and easy...
Benefits of e-mail notification:
›	Immediate availability of shareholder communications
›	Fewer bulky postal mailings that fill your mailbox
›	Better for the environment
›	Ability to opt-in or opt-out at any time
›	Reduce expenses
›	Receive Vote Confirmation by e-mail
www.proxyvote.com

VOTING IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.